UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2005

World Air Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	20-2121036

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269

(Address of Principal Executive Offices)

(770) 632-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 8.01.      Other Events.

     On January 20, 2005, World Air Holdings, Inc., a Delaware corporation (the “Registrant”), announced that World Airways, Inc., a Delaware corporation (“World”) and a wholly owned subsidiary of the Registrant, has signed a two-year ACMI cargo charter contract with EVA Airways valued at $116 million, the largest commercial contract in the World’s 57-year history. World will provide three MD-11F freighters for EVA service between Taipei, Taiwan, and the United States on a staggered schedule beginning in March 2005.

     A copy of the press release issued by the Registrant on January 20, 2005 is attached hereto as Exhibit 99.1.

ITEM 9.01.      Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Document
99.1	Press Release of World Airways, Inc. issued on January 20, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Air Holdings, Inc. (Registrant)
Date: January 24, 2005	By:	/s/ Randy J. Martinez
		Name:	Randy J. Martinez
		Title:	President and Chief Executive Officer